UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2002

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of principal executive offices)	(Zip Code)

(312) 544-2000
(Registrant's telephone number, including area code)

Item 5. Other Events

      Pursuant to the "Consent and Undertaking of The Boeing Company," dated July 26, 1978 and issued by the United States District Court for the District of Columbia, in Civil Action No. 78-1383, with the U.S. Securities and Exchange Commission (the "Commission") as plaintiff, The Boeing Company (the "Company") agreed to file a statement with the Commission whenever the Company made a change in its statement of policies and procedures as to the appointment of foreign sales consultants.

     The Company has revised its procedure establishing requirements of, and internal responsibilities for, the Company's process for doing business with foreign sales consultants. The Company also revised its policy with respect to consultant services to reflect the changes in the foreign sales consultant procedure.

     Significant changes implemented by the revised procedure include the following:

1.	Broadening application of the procedure beyond foreign sales consultants to include other international service contractors retained on behalf of the Company for the purpose of supporting the sale or lease of Company products or services to customers located outside the United States, which contractors may communicate with foreign customers and with representatives of foreign governments. These international service contractors include, in addition to foreign sales consultants, certain distributors, sales brokers, industrial participation consultants, and miscellaneous international promotional service providers.

2.	Providing for implementation of the procedure by the Company World Headquarters Contracts & Pricing organization and by each product or service or support division within the Company that either (a) is represented on the Executive Council of the Company or (b) is designated by specified senior executives as a business unit subject to the procedure.

3.	Modifying (by raising certain dollar threshold levels) which international service contractor contract changes require review and approval by the Company Senior Vice President and General Counsel and the Company Chief Executive Officer;

4.	Providing that final approval of new agreements with international service contractors and of certain renewals and amendments to existing agreements with such contractors may be by the Company's Chief Executive Officer or that officer's designee from amongst the members of the Company's Office of the Chairman.

5.	Providing a process by which the Company Senior Vice President and General Counsel may exempt an international service contractor or category of contractors from the procedure.

6.	Expanding responsibility for issuance and oversight of the procedure from the Company Law Department to include the Company World Headquarters Contracts & Pricing organization.

      These changes were made (a) to broaden application of the procedure to ensure more comprehensive compliance with the U.S. Foreign Corrupt Practices Act and (b) to improve the management and processing of prospective international service contracts.

      Company policy POL-14, "Consultant Services," was revised September 27, 2002, consistent with the changes described above. The substantive revisions specify that the requirements of POL-14 that apply to foreign sales consultants apply to other international service consultants as well.

Item 7. Financial Statements and Exhibits

Exhibit Index to The Boeing Company Current Report on Form 8-K dated October 21, 2002:

(a)	Financial statement of businesses acquired: not applicable
(b)	Pro forma financial information: not applicable
(c)	Exhibits:
	Exhibit No.	Description
	99.1	Company Procedure 1557, International Service Contractors
	99.2	Company Policy 14, Consultant Services

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOEING COMPANY
(Registrant)

/s/ James C. Johnson

James C. Johnson Vice President, Corporate Secretary and Assistant General Counsel
Date: October 21, 2002